UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2009

METHA ENERGY SOLUTIONS INC.
(Exact name of registrant as specified in its charter)

Delaware	333-152539	32-0251358
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 Park Avenue, 15th Floor
New York, NY 10022
 (Address of principal executive offices)

(212) 231-8526
(Telephone number, including area code)

Inscrutor, Inc.
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Copies to:
Gregg E. Jaclin, Esq.
Anslow & Jaclin, LLP
195 Rt. 9 South
Manalapan, NJ, 07726
Tel.: (732) 409-1212
Fax.: (732) 577-1188

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; change in Fiscal Year

On September 29, 2009, the Board of Directors of Inscrutor, Inc. (“the Company”) filed a certificate of amendment to the articles of incorporation with the Secretary of State changing the Company’s name to Metha Energy Solutions Inc.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No	Description
3.1	Amended Articles of Incorporation filed in the state of Delaware September 29, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 9, 2009		METHA ENERGY SOLUTIONS INC.

	By:	/s/ Jesper Toft
Jesper Toft Chief Executive Officer